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                                                                 EXHIBIT 10.88


                        REQUEST FOR RECEIVABLE PURCHASE
                        -------------------------------

                              November _____, 1995


NBD Bank
611 Woodward Avenue
Detroit, Michigan 48226

Attention:  Financial Services Division

         Preferred Equities Corporation, a Nevada corporation (the "Seller"), hereby requests, pursuant to Section 2.02(a) of the Purchase and Servicing Agreement, dated as of June 1, 1994 (the "Purchase Agreement"), between the Seller and NBD Bank, N.A., which has been succeeded by NBD Bank, a Michigan banking corporation (the "Purchaser"), that the Purchaser purchase those Receivables described on Schedule A hereto (the "Proposed Pool") on November ______, 1995 (the "Payment Date"). Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Purchase Agreement.

         In support of this request, the Seller hereby represents and warrants to the Purchaser that:

         1. Except as specified in paragraph 9 below, the representations and warranties contained in Section 2.03 and 6.01 of the Purchase Agreement and in paragraph 5 of the Guaranty Agreement are true and correct on and as of the date hereof, and will be true and correct on the date such purchase is made (both before and after the Payment Date), as if such representations and warranties were made on and as of such dates.

         2. No Event of Transfer, and no event or condition which might become such an Event of Transfer with notice or with lapse of time, or both, exists or shall have occurred and be continuing on the Payment Date (whether before or after the consummation of the transactions contemplated hereby are consummated).

         3. The aggregate Principal Balance of such Receivables included in the Proposed Pool on October 31, 1995 (the "Cutoff Date") is $4,829,809.43 comprised of $2,295,677.96 for the Timeshare Receivables (comprised of $295,161.80 in respect of Agreements for Deed and $2,000,516.16 in respect of Deed of Trust Agreements) and $2,534,131.47 for the Land Receivables, as more specifically detailed in Schedule A hereto.






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         4.      As of the Cutoff Date, each Receivable included in the
Proposed Pool has a remaining term to maturity of not greater than 80 months in the case of Timeshare Receivables and 108 months in the case of Land Receivables; and no such Receivable has a Principal Balance as of the Cutoff Date that is less than $2,500.00 or more than $12,364.05 in the case of Timeshare Receivables or less than $4,000.00 or more than $63,464.14 in the case of Land Receivables included in the Proposed Pool (Section 2.03(i)).

         5. As of the Cutoff Date, with respect to the Proposed Pool, the aggregate original purchase price agreed to be paid by the Obligors is not less than $3,500,896.83 in the case of the Timeshare Receivables and not less than $4,189,685.00 in the case of the Land Receivables included in the Proposed Pool (Section 2.03(i)).

         6. As of the Cutoff Date, the actual weighted average remaining life of the Receivables included in the Proposed Pool, determined on the basis of scheduled maturity dates, is 67 months in the case of the Timeshare Receivables, 97 months in the case of the Land Receivables and 83 months for all Receivables (Section 2.03(ii)).

         7. As of the Cutoff Date, the weighted average APR of the Receivables included in the Proposed Pool is not less than 12.91% in the case of the Timeshare Receivables, 10.82% in the case of the Land Receivables, and 11.82% for all Receivables (Section 2.03(iii)).

         8. The Timeshare Receivables identified in Schedule A hereto, if any, identified under the headings Grand Flamingo Towers and Grand Flamingo Villas, are all of the Timeshare Receivables included in the Proposed Pool which arise from sales of Financed Property in the Grand Flamingo Towers and Grand Flamingo Villas and which constitute Agreements for Deed (Section 2.03(iv)(b)).

         9. Exceptions, if any, to the representations and warranties of the Seller contained in Section 2.03(iv)(a), (c), (e), (h) and (j) and Section 2.03(xiv) are: none.

         10. For purposes of Section 5.03 of the Purchase Agreement, the per annum yield for the Proposed Pool shall be _______ percent (___%) per annum.


                                            PREFERRED EQUITIES CORPORATION



                                            By: ________________________________

                                            Its: _______________________________






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As contemplated by the definition of Original Pool Balance, the Seller represents and warrants that the Original Pool Balance for such Receivables included in the Proposed Pool shall be $4,829,809.43 comprised of $2,295,677.96 for the Timeshare Receivables included in such Pool (comprised of $295,161.80 in respect of Agreements for Deed and $2,000,516.16 in respect of Deed of Trust Agreements) and $2,534,131.47 for the Land Receivables included in such Pool, representing the aggregate Principal Balance of such Receivables as of the close of business on the Cutoff Date for such Pool, which Original Pool Balance shall be the purchase price to be paid by the Purchaser for such Pool.

Acceptance of the proceeds of such purchase by the Seller shall be deemed to be a further representation and warranty that the representations and warranties made herein are true and correct at the time such proceeds are disbursed.



                                           PREFERRED EQUITIES CORPORATION



                                           By: ________________________________

                                           Its: ________________________________





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